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Exhibit 10.14

AMENDMENT NO. 1 TO THE
BREITBURN ENERGY COMPANY L.P. UNIT APPRECIATION PLAN
FOR OFFICERS AND KEY INDIVIDUALS

        This Amendment (this "Amendment") to the BreitBurn Energy Company L.P. Unit Appreciation Plan for Officers and Key Individuals (the "Plan") was adopted on June 28, 2006 by the Board of Directors of Pro GP Corp. ("Pro GP"), acting in its capacity as the Administrator of the Plan and as General Partner of BreitBurn Energy Company L.P. (the "Partnership").

RECITALS

        A.    The Board of Directors of Pro GP (the "Board") deemed it advisable to amend the Plan, effective as of June 28, 2006.

        B.    Pursuant to Section II of Article Three of the Plan, the Board has the authority to amend the Plan, subject to certain limitations.

AMENDMENT

        1.     Effective as of June 28, 2006, Section IV.A of Article One of the Plan is amended in its entirety to read as follows:

        "A.    Units Reserved.    The maximum aggregate number of Phantom Units upon which Awards may be granted over the term of the Plan shall not exceed Two Million Four Hundred and Fifty Thousand (2,450,000), subject to adjustment under Section IV.B of this Article One. The Phantom Units reserved for grant under the Plan shall only be available for grant on one occasion and shall not return to the Plan and become available for subsequent grants in the event one or more of such Awards terminates or expires prior to being exercised in full."

        3.     Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Plan.

        4.     Except as otherwise expressly set forth in this Amendment, the Plan remains in full force and effect in accordance with its terms.

        5.     This Amendment shall be governed by and construed in accordance with the laws of the state of California, without regard to that state's conflict-of-laws rules.

        I hereby certify that this Amendment was duly adopted by the Board on June 28, 2006.

        Executed this 28th day of September, 2006.

BREITBURN ENERGY COMPANY L.P.
By:	PRO GP CORP.
Its:	General Partner
	By:	/s/ RANDALL J. FINDLAY
	Name:	Randall J. Findlay
	Title:	President

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AMENDMENT NO. 1 TO THE BREITBURN ENERGY COMPANY L.P. UNIT APPRECIATION PLAN FOR OFFICERS AND KEY INDIVIDUALS
RECITALS
AMENDMENT